STATEMENT OF ADDITIONAL INFORMATION
May 1, 2014
As supplemented June 23, 2014

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

THE WRIGHT MANAGED EQUITY TRUST

Wright Selected Blue Chip Equities Fund (WSBEX)
Wright Major Blue Chip Equities Fund (WQCEX)
Wright International Blue Chip Equities Fund (WIBCX)

and

THE WRIGHT MANAGED INCOME TRUST

Wright Current Income Fund (WCIFX)
Wright Total Return Bond Fund (WTRBX)

440 Wheelers Farms Road
Milford, CT 06461

TABLE OF CONTENTS

	Page		Page
The Funds and their Investment Policies	2	Brokerage Allocation	24
The Wright Managed Equity Trust	2	Pricing of Shares	25
The Wright Managed Income Trust	3	Portfolio Turnover	26
Additional Investment Policies and Other Information	4	Principal Underwriter	26
Additional Information about the Trusts	11	Service Plans	27
Investment Restrictions	12	Taxes	28
Management and Organization	14	Financial Statements	34
Control Persons and Principal Holders of Shares	18	APPENDIX A -
Investment Advisory and Administrative Services	19	Description of Securities Ratings	35
Disclosure of Portfolio Holdings and Related Information	23	APPENDIX B -
Custodian and Transfer Agent	24	Proxy Voting Policies and Procedures	38
Independent Registered Public Accounting Firm	24

This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the funds in The Wright Managed Equity Trust and The Wright Managed Income Trust (each a "Trust," together the "Trusts"), dated May 1, 2014, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 440 Wheelers Farms Road, Milford, CT 06461 (Telephone: 1-800-555-0644) or from the World Wide Web site (http://www.wrightinvestors.com). Although each fund offers only its shares of beneficial interest, it is possible that a fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another fund because the funds use this combined Statement of Additional Information. The board of trustees (the "Board of Trustees" or "Trustees") of the Trusts has considered this factor in approving the use of a combined Statement of Additional Information.

The Funds and Their Investment Policies

Each fund is a diversified series of an open-end management investment company.

The market price of securities held by the funds and the net asset value of each fund's shares will fluctuate in response to stock or bond market developments and, for Wright International Blue Chip Equities Fund, currency rate fluctuations. Capitalized terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

The Wright Managed Equity Trust

The Wright Managed Equity Trust (the "Equity Trust") consists of three equity funds: Wright Selected Blue Chip Equities Fund (WSBC), Wright Major Blue Chip Equities Fund (WMBC), and Wright International Blue Chip Equities Fund (WIBC) (collectively, the "Equity Funds").

The investment objective of each Equity Fund is described in the Prospectus. There is no guarantee that a fund will achieve its investment objective.

Securities selected for the Wright Selected Blue Chip Equities Fund, the Wright Major Blue Chip Equities Fund, and the Wright International Blue Chip Equities Fund are chosen mainly from an approved list of "investment grade" companies maintained by the funds' investment adviser, Wright Investors' Service, Inc. ("Wright" or the "Adviser").

Wright maintains a database of more than 37,000 global companies (covering 69 countries) which are screened as new data becomes available to determine any eligible additions or deletions to the list.

The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability and stability, and growth, each as described in Appendix A to this Statement of Additional Information.

In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark index (up to 20% of the market value of the portfolio) in order to seek to achieve broad diversification.

Wright Selected Blue Chip Equities Fund (WSBC). The fund invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the list of investment-grade companies or the benchmark index on the basis of Wright's evaluation of their recent valuation and price and earnings momentum. These selections are further reviewed to determine those that Wright believes have the best value in terms of current price and current, as well as forecasted, earnings. The Wright Selected Blue Chip Equities Fund is characterized as a blend of growth and value. The fund's benchmark is the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).

Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by well-established domestic companies, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by well-established domestic companies. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

Wright Major Blue Chip Equities Fund (WMBC). The fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger well-established companies. The fund will, through continuous professional investment supervision by Wright, pursue these investment objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by "major" companies, which the Adviser defines as well-established companies with market values of $5-$10 billion or more at the time of the fund's investment, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by "major" companies. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

This fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investment, except for temporary defensive investments, will be made mainly in larger companies on the investment-grade list. In selecting companies for this portfolio, an investment committee of experienced analysts each with areas of expertise (the "Investment Committee") selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. The fund's benchmark is the Standard & Poor's 500 Index (S&P 500).

Wright International Blue Chip Equities Fund (WIBC). The fund will, through continuous professional investment supervision by Wright, pursue its investment objective by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.

Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, ADRs and securities convertible into common and preferred stock issued by well-established non-U.S. companies. "Non-U.S. companies" as determined by the investment adviser are companies that are incorporated or principally domiciled outside of the U.S. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information -- Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Investing in the fund may be suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the fund's net asset values will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the fund.

The Wright Managed Income Trust

The Wright Managed Income Trust (the "Income Trust") consists of two fixed-income funds: Wright Current Income Fund (WCIF) and Wright Total Return Bond Fund (WTRB) (collectively, the "Income Funds").

Each fund seeks to achieve its investment objective through the investment policies described below.

Wright Current Income Fund (WCIF). Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. This is a fundamental policy that can only be changed with shareholder approval. The U.S. Government securities in which the fund may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or the Export-Import Bank of the United States ("Ex-Im Bank"); obligations secured by the right to borrow from the U.S. Treasury and obligations backed only by the credit of the government agency itself, such as securities of the Federal Home Loan Bank ("FHLB"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

The fund may invest in mortgage-related securities issued by certain of the agencies or federally chartered corporations listed above. These securities are backed by a pool of mortgages which pass through to investors the principal and interest payments of homeowners. Ginnie Mae guarantees that investors will receive timely principal payments even if homeowners do not make their mortgage payments on time. See "Additional Investment Policies and Other Information - Mortgage-Related Securities" on page 10.

The corporate debt securities in which the fund may invest include commercial paper and other short-term instruments rated A-1 by Standard & Poor's Ratings Group ("S&P") and Fitch, Inc. ("Fitch") or P-1 by Moody's Investors Service, Inc. ("Moody's"). The fund may invest in unrated debt securities if these are determined by Wright pursuant to guidelines established by the Trustees to be of a quality comparable to that of the rated securities in which the fund may invest. All of the corporate debt securities purchased by the fund should generally meet Wright Quality Rating Standards.

Wright may allocate assets among different market sectors (such as agency securities, U.S. Government and Treasury securities, and corporate debt securities) with different maturities based on its view of the relative value of each sector or maturity. In buying and selling securities for the fund, Wright analyzes a security's structural features, current price compared with its estimated long-term price, and the credit quality of its issuer. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund may enter into repurchase agreements with respect to any securities in which it may invest.

The fund's benchmark is the Barclays GNMA Backed Bond Index.

Wright Total Return Bond Fund (WTRB). The fund invests in bonds or other investment-grade debt securities selected by the Adviser with a weighted average maturity that, in the Adviser's judgment, produces the best total return, i.e., the highest total of ordinary income plus capital appreciation. There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or on the maturity of any individual security. Accordingly, investment selections may differ depending on the particular phase of the interest rate cycle. Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes in U.S. Government and non-U.S. Government investment grade (rated at the time of investment BBB- or better by S&P and Fitch or Baa3 or better by Moody's or of comparable quality if unrated at the time of investment) debt securities. This is a fundamental policy that can only be changed with shareholder approval. Ratings are general and are not absolute standards of quality. The rating of an issuer is a rating agency's view of potential developments related to the issuer and may not necessarily reflect actual outcomes. In any case, they should generally also meet Wright Quality Rating Standards when purchased. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective. The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

* * *

None of the funds is intended to be a complete investment program, and the prospective investor should take into account its investment objectives and other investments when considering the purchase of any fund's shares. The funds cannot eliminate risk or assure achievement of their objectives.

Additional Investment Policies and Other Information

The Equity Trust and the Income Trust have adopted certain fundamental investment restrictions which are enumerated under "Investment Restrictions" and which may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated herein, the investment objective and policies of each fund are not fundamental polices and accordingly may be changed by the Trustees of each Trust without obtaining the approval of a fund's shareholders. If any changes were made in a fund's investment objective, the fund might have investment objectives different from the objective which an investor considered appropriate at the time the investor became a shareholder in the fund. Each fund will notify its shareholders of any material change in its investment objective.

This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of permitted investments and investment practices of the funds and the associated risks. The funds may engage in any of the following investment practices if such investment or practice is consistent with each fund's investment objective. Please see the Prospectus for a discussion of each fund's investment objective, principal investment strategies and principal risks of investing in each fund.

Fixed Income Securities - The market value of the interest-bearing fixed-income securities will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Inflationary and deflationary pressures may impact interest rates. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the fund. Debt securities (excluding inflation-indexed securities) are more likely than most types of equity securities to experience long-term erosion in purchasing power, and such erosion may any return received by the fund with respect to that security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. This may happen when there is a rise in interest rates. These events may potentially reduce the value of the securities.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

Investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of lower rated securities to make principal or interest payments, as compared to issuers of more highly rated securities. Unrated securities may not be as actively traded as rated securities. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and impact the fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the fund to invest in securities with lower interest rates.

U.S. Government, Agency and Instrumentality Securities - U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Securities are also issued by agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, GNMA, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, FHLB, Federal Intermediate Credit Banks, Federal Land Banks, and FNMA.

Investments in debt securities such as Fannie Mae, FHLB and Freddie Mac are supported only by the credit of the issuing agency, instrumentality or corporation. They are neither guaranteed nor insured by the U.S. Government. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. U.S. Government securities are also subject to downgrade. In August 2011, Standard & Poor's ("S&P") lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the credit rating agency cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending, both concerns that remain present. Any downgrade may adversely affect the market prices and yields of securities supported by the full faith and credit of the U.S. government.

Repurchase Agreements - Each of the funds may enter into repurchase agreements to the extent permitted by its investment policies. A fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards.

Repurchase agreements involve purchase of U.S. Government securities or of other high-quality, short-term debt obligations. At the same time a fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a fund to earn a return on cash which is only temporarily available. A fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date, and the Trust believes the risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a fund being able to resell the security.

In all cases when entering into repurchase agreements with other than FDIC insured depository institutions, the funds will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System. Repurchase agreements may be considered loans under the Investment Company Act of 1940 (the "1940 Act").

Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Finance Company Paper - refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

Corporate Obligations - include bonds and notes issued by corporations in order to finance longer-term credit needs.

Equity Securities - Equity securities include common stock, preferred stock, and securities convertible into stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the fund, you should be willing to accept the risks of the stock market and should consider an investment in the fund only as a part of your overall investment portfolio.

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Foreign Securities - WIBC and WTRB may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in emerging market countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions may be higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

The limited liquidity of certain foreign markets in which the fund may invest may affect the fund's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the fund's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

These risks may be intensified for the fund's investments in emerging markets and countries with limited or developing capital markets. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Exchange Transactions - WIBC may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the fund values its assets daily in U.S. dollars, the fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The fund does not intend to speculate in foreign currency exchange rates.

As an alternative to spot transactions, the fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The fund intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less than those in the forward contract market.

The fund may enter into forward contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.

At the maturity of a forward contract, the fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the fund is obligated to deliver.

If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The fund will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the fund is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by the Adviser. This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, "commodity interests"). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the Commodity Futures Trading Commission ("CFTC") amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, WIBC's commodity interests which include forward currency contracts - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, WIBC must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by WIBC will comply with one of the two alternative limitations described above. Complying with the limitations may restrict WIBC's ability to use derivatives as part of its investment strategies and may subject the fund to additional costs, expenses and administrative burdens.

"Forward Commitments and When-Issued" Securities - Each fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time a fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income; however, it is intended that the funds will be fully invested to the extent practicable and subject to the policies stated above. While forward commitments and when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for a fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons. At the time a commitment to purchase securities on a when-issued basis is made for a fund, the transaction will be recorded and the value of the security reflected in determining the fund's net asset value.

Defensive Investments - During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each fund's assets may be held in cash or invested in short-term obligations. Short-term obligations include but are not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P and Fitch or P-1 by Moody's, or, if not rated by such rating organizations, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P and Fitch or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The funds may invest in instruments and obligations of banks that have other relationships with the funds or Wright. No preference will be shown towards investing in banks which have such relationships.

Mortgage-Related Securities - WCIF and WTRB may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities, or by corporate issuers. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. Although the U.S. Government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. In addition, WCIF and WTRB may invest in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or its sponsored corporations; and privately-issued mortgage-backed and asset-backed securities of any maturity or type (rated at the time of investment BBB- by S&P and Fitch or Baa3 by Moody's, or higher, or of comparable quality if unrated at the time of investment). The funds do not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.

Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The fund may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage related security increases the risk of depreciation due to future increases in market interest rates.

A fund's investments in mortgage-related securities may include conventional mortgage pass-through securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

Asset-Backed Securities - Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Lending Portfolio Securities - All of the funds in the Equity Trust may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid assets held by the fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The fund would have the right to call a loan at any time and obtain the securities loaned no later than at the end of the customary settlement date. The fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders' fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Adviser decides to make securities loans, the value of the securities loaned will not exceed 30% of the fund's total assets.

The Equity Trust may establish a securities lending arrangement with a securities lending agent in which a fund may lend portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral could be invested in government securities. The funds would earn interest on the amount invested in the portfolio, but would be required to pay or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fees and interest income earned would be offset by the broker rebate fees paid. In the event of counterparty default, the funds would be subject to potential losses if they are delayed or prevented from exercising their right to dispose of the collateral. The funds would bear the risk in the event that invested collateral are not sufficient to meet obligations due on loans. The funds would have the right under a securities lending agreement to recover the securities from the borrower on demand.

Additional Information about the Trusts

Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.

Each Trust is an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the three series described herein: Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund. The Wright Managed Income Trust was organized in 1983 and has the two series described herein: the Wright Current Income Fund and Wright Total Return Bond Fund. The Trusts' series are collectively referred to as the "funds." Each fund is a diversified fund.

Each Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular fund is affected, a majority of such fund's outstanding shares. The Trustees are authorized to make amendments to each Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. Each Trust or series may be terminated upon the sale of the Trust's or series' assets to another diversified open-end management investment company, if approved by vote of a majority of the Trust's Trustees. Each Trust or series may be terminated upon liquidation and distribution of the assets of the Trust or series, if approved by a majority of the Trustees. If not so terminated, each Trust or series may continue indefinitely.

Each Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in either Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trusts are organizations of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Adviser does not consider this risk to be material.

Investment Restrictions

The following investment restrictions have been adopted by each Trust and may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the fund if the holders of more than 50% of the shares, are present or represented at the meeting or (b) more than 50% of the shares of the fund. Accordingly, the funds may not:

(1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, a fund may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

(2) With respect to 75% of the total assets of a fund, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(4) Purchase or sell real estate, although a fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

(6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the fund's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

(7) Underwrite or participate in the marketing of securities of others; and

(8) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities.

Nonfundamental Investment Restrictions - In addition to the foregoing fundamental investment restrictions, each Trust has adopted the following nonfundamental policies which may be amended or rescinded by the vote of a majority of the Trust's Board of Trustees without shareholder approval. The funds may not:

(a) Invest more than 15% of the fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, but excluding commercial paper offered in reliance on Section 4(2) of the 1933 Act.

(b) Purchase additional securities if the fund's borrowings exceed 5% of its total assets;

(c) Make short sales of securities, except short sales against the box; and

(d) For purposes of fundamental investment restriction no. 6, the Trusts consider utility companies, gas, electric, water and telephone companies as separate industries; except that, with respect to any fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust will not purchase for that fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

Except for the restriction on borrowing described in the above paragraph, if a percentage restriction contained in any fund's investment policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the fund's net assets will not be considered a violation of such restriction. If such a change causes a fund to exceed its percentage limitation on illiquid investments, the fund will reduce these investments, in an orderly manner, to a level that does not exceed this limitation.

The Equity Trust on behalf of Wright Major Blue Chip Equities Fund and the Income Trust on behalf of Wright Total Return Bond Fund have each adopted the following nonfundamental investment restriction.

•The funds may not acquire the securities of a registered open-end investment company or a registered unit investment trust in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each fund has adopted the following non-fundamental investment policies which may be changed by the Trustees without approval by the fund's shareholders:

•The 1940 Act currently allows a fund to borrow (1) for any reason from banks or by entering into reverse repurchase agreements in an amount not exceeding one-third of the fund's total assets and (2) for temporary purposes (presumed to mean not more than 60 days). If a fund's borrowings under clause (1) later exceeds one-third of the fund's total assets, the fund must reduce its borrowings below this level within three days (excluding Sundays and holidays).

•Each fund has adopted a policy to give shareholders at least 60 days written notice of any name-related investment policy changes.

Management and Organization

Fund Management. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Independent Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and each principal officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Board Structure. Each Board is comprised of four Trustees, three of whom (75%) are not "interested persons" (as that term is defined in the 1940 Act) of the fund (i.e., Independent Trustees). The Boards have appointed Mr. Donovan (an interested Trustee) as their Chair and President. The Boards have established three standing committees: the Independent Trustees' Committee, the Audit Committee, and the Governance Committee. Each such committee is chaired by, and composed entirely of, Independent Trustees. See "Committees" below for a further description of the composition, duties and responsibilities of these committees. The Boards have established the position of Lead Independent Trustee and have appointed Ms. Hardy as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees' Committee, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings.

The Trustees and the members of the Boards' committees annually evaluate the performance of the Boards and the committees, which evaluation includes considering the effectiveness of the Boards' committee structure. The Boards believe that their leadership structure, including an interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trusts, the number of funds offered by the Trusts, and the nature of their business, and is consistent with industry practices. In particular, the Boards believe that having a super-majority of Independent Trustees is appropriate and in the best interests of fund shareholders. The Boards, including the Independent Trustees, believe the existing structure enables them to exercise effective oversight over the funds and their operations and to access the expertise and views of the Chief Executive Officer of the Adviser and Wright Investors' Service Distributors, Inc., the principal underwriter of the funds ("WISDI" or the "Distributor").

Definition:

The "Winthrop Corporation" refers to The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Chairman, CEO, President and Director of Wright; CEO, President and Director of The Winthrop Corp.; Director, Wright Investors' Service Holdings, Inc.; Director, WISDI; Authorized Representative of Wright Private Asset Management; Chairman of The Winthrop Corp. November 2002-February 2013; President of 5 funds managed by Wright.	5	None

* Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer, President and Director of Wright and CEO, President and Director of The Winthrop Corporation and Director of WISDI.

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment
Independent Trustees
James J. Clarke, Ph.D. Born: 1941	Trustee and Chairman of the Audit Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant - financial management and strategic planning); Director, Reliance Bank, Altoona PA since August 1995; Director - Quaint Oak Bank, Southampton, PA since 2007; Director - Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	5	None
Dorcas R. Hardy Born: 1946	Trustee and Chairman of the Independent Trustees' Committee and Governance Committee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates (a public policy and government relations firm) Spotsylvania, VA; Director, First Coast Service Options, 1998-2009; Director, The Options Clearing Corp, 2000-2006.	5	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011, Director, First County Bank since 2011.	5	None
Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990	President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of 5 funds managed by Wright; Trustee of the Trusts, 1990-2012; Retired Senior Vice President of Wright and The Winthrop Corporation.
Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of five funds managed by Wright; Officer of three other fund complexes comprising a total of thirty-one funds.
Megan Hadley Koehler Born: 1978	Secretary	Secretary of the Trusts since July, 2013	Associate Counsel, Atlantic Fund Services, LLC since 2008.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Chief Compliance Officer of the Trusts since September, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008.

* Trustees serve an indefinite term. Officers are elected annually.

The Boards believe that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee's ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trusts, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that further support the conclusion that each person is qualified to serve as a Trustee.

Mr. Clarke has served as an Independent Trustee on the Boards since 2002. His relevant experience includes being or having been a Principal at a consulting firm focusing on bank financial management and strategic planning; a Director of two banks; and an Associate Professor of Finance at Villanova University.

Mr. Donovan has served as an interested Trustee on the Boards since their inception. His relevant experience includes being the Chairman, Chief Executive Officer and President and a Director of the Adviser and CEO, President and Director of The Winthrop Corporation; the Chief Investment Officer and Chairman of the Adviser's Investment Committee; and a Director of the Distributor.

Ms. Hardy has served as an Independent Trustee on the Boards since 1998. Her relevant experience includes being the President of a public policy and government relations firm; a former Director of The Options Clearing Corporation; and a Director of other companies.

Mr. Taber has served as an Independent Trustee on the Boards since 1997. His relevant experience includes being the Chairman and Chief Executive Officer of a bank.

Risk Oversight. As part of their responsibilities for oversight of the funds, the Boards oversee risk management of each fund's investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the funds' Adviser and other service providers (depending on the nature of the risk). The funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Boards interact with and review reports from the Adviser, the independent registered public accounting firm for the funds and administrator regarding risks faced by the funds and the service providers' risk functions.

The Boards perform their oversight responsibilities as part of their Board and Committee activities. The Boards have delegated to the Audit Committee oversight responsibility of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements as they relate to the financial statements, the independent registered public accounting firm's qualifications and independence, the funds' internal controls over financial reporting, the funds' disclosure controls and procedures and the funds' code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Boards for discussion and action.

The Boards, including the Independent Trustees, have approved procedures for the fair valuation of securities and have delegated responsibility to the Adviser for the fair valuation of investments in accordance with valuation guidelines adopted by the Boards. The Boards retain primary responsibility for overseeing the valuation process and review the valuation guidelines from time to time to determine their adequacy and assess whether any changes are necessary or appropriate.

The Boards, including the Independent Trustees, have approved the funds' compliance program and appointed the funds' Chief Compliance Officer, who is responsible for testing the compliance procedures of the funds and certain of their service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Boards regarding compliance matters relating to the funds, and the Chief Compliance Officer annually assesses (and reports to the Boards regarding) the operation of the funds' compliance program. The Independent Trustees meet at least annually with the Chief Compliance Officer outside the presence of management. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. In developing the Boards' leadership structure, the Boards considered their role in overseeing risk management.

Compensation of Trustees and Officers. The fees and expenses of those Trustees of the Trusts (Messrs. Clarke and Taber and Ms. Hardy) who are not interested persons of the Trusts are paid by the Trusts. Trustees who are employees of Wright receive no compensation from the Trusts. The Trusts do not have a retirement plan for the Trustees. For Trustee compensation from the Trusts for the fiscal year ended December 31, 2013, see the following table.

COMPENSATION TABLE

Fiscal Year Ended December 31, 2013

THE WRIGHT MANAGED EQUITY TRUST - 3 Funds
THE WRIGHT MANAGED INCOME TRUST - 2 Funds

	Aggregate Compensation from
Trustees	The Wright Managed Equity Trust	The Wright Managed Income Trust	Funds and Funds Complex(1)
James J. Clarke	$12,000	$8,000	$20,000
Dorcas R. Hardy	$13,200	$8,800	$22,000
Richard E. Taber	$10,800	$7,200	$18,000
(1) As of May 1, 2014, the Wright fund complex consists of 5 funds

Committees. Each Trust's Board of Trustees has established an Independent Trustees' Committee, a Governance Committee, and an Audit Committee, each consisting of all of the Independent Trustees who are Ms. Hardy and Messrs. Clarke and Taber. Ms. Hardy is Chairman of the Independent Trustees' Committee and Governance Committee and Mr. Clarke is Chairman of the Audit Committee. The responsibilities of the Independent Trustees' Committee include those of a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the Governance Committee include nomination of candidates for selection as Independent Trustees of the Trusts and their committees, and to establish policies and procedures relating to all Board service matters (including compensation), as well as other matters concerning Trust governance. The responsibilities of the Audit Committee are: (a) to oversee the Trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. In the fiscal year ended December 31, 2013, the Independent Trustees' Committee convened four times, the Audit Committee convened two times and the Governance Committee did not convene.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner.

The Trustees, including the Independent Trustees, considered the adoption of the Investment Advisory Contract between each Trust and Wright at a meeting held for that purpose on March 18, 2014.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each fund and in all Wright Managed Investment Funds overseen by the Trustee as of December 31, 2013.

As of April 8, 2014, the Trustees and officers of the funds collectively owned less than 1% of the securities of WSBC and WCIF and less than 2% of the securities of WIBC, WMBC and WTRB.

Interested Trustees

Trustee Name and Dollar Range of Equity Securities Owned
Fund Name	Donovan
WSBC	Over $100,000
WMBC	Over $100,000
WIBC	Over $100,000
WCIF	Over $100,000
WTRB	Over $100,000
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Wright Fund Complex	Over $100,000

Independent Trustees

Trustee Name and Dollar Range of Equity Securities Owned
Fund Name	Clarke	Hardy	Taber
WSBC	None	$1-$10,000	Over $100,000
WMBC	None	$50,001-$100,000	$10,001-$50,000
WIBC	Over $100,000	$10,001-$50,000	$50,001-$100,000
WCIF	None	None	None
WTRB	None	$10,001-$50,000	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Wright Fund Complex	Over $100,000	Over $100,000	Over $100,000

During the calendar years ended December 31, 2011, 2012 and 2013, no Independent Trustee (or any of their immediate family members) had:

1. Any direct or indirect interest in Wright, The Winthrop Corporation or WISDI or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI;

2. Any direct or indirect material interest in any transaction or series of similar transactions with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI or any officer of the above; or

3. Any direct relationship with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI or any officer of the above.

Control Persons and Principal Holders of Shares

As of April 3, 2014, the following shareholders were record holders of the following percentages of the outstanding shares of the funds:

EQUITY TRUST	Percent of Outstanding Shares Owned
	WSBC	WMBC	WIBC
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	8.28
CORRECTIONS OFFICERS BENEVOLENT ASSOC ANNUITY FUND MID CAP	6.84
RUANE CO	5.67
CLOUDCO FBO THE CITIZENS NATIONAL BANK	5.62

EQUITY TRUST	Percent of Outstanding Shares Owned
	WSBC	WMBC	WIBC
COUNSEL TRUST DBA MATC FBO PLUMBERS PIPEFITTERS 112 PLAN	5.37
NFS LLC FEBO STATE STREET BANK TRUST CO	5.21
COUNSEL TRUST CO PLUMBERS LOCAL 112 ANNUITY FUND		20.90
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS		12.62
DEA ANNUITY FUND			25.68
RUANE CO			19.03
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS			7.94
CITY OF BRIDGEPORT POLICE OFFICERS PENSION PF B INT'L EQ			6.43

INCOME TRUST	Percent of Outstanding Shares Owned
	WCIF	WTRB
FIRST NATIONAL HUNTSVILLE COMPANY	10.70
ESSA BANK TRUST	7.95
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	6.36
CLOUDCO FBO THE CITIZENS NATIONAL BANK	5.69
BANK OF THE CASCADES TRUST SERVICES	5.15
COUNSEL TRUST CO PLUMBERS LOCAL 112 ANNUITY FUND		23.31
CHARLES SCHWAB CO INC		10.73
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFITS OF OUR CLIENTS		9.35
NFS LLC FEBO STATE STREET BANK TRUST CO		5.68

As of April 3, 2014, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of a fund's outstanding shares as of such date.

Investment Advisory and Administrative Services

The Trusts have engaged Wright to act as investment adviser to the funds pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Wright is a wholly owned subsidiary of The Winthrop Corporation, a Connecticut corporation. On December 19, 2012, The Winthrop Corporation merged with a wholly owned subsidiary of National Patent Development Corporation ("NPDC"). On February 4, 2013, NPDC changed its name to Wright Investors' Service Holdings, Inc. ("WISHI"). WISHI is a publicly traded holding company that wholly owns and therefore controls The Winthrop Corporation following the merger.

As a result of the change in control during the merger, each fund's prior investment advisory agreement terminated by operation of law, and Wright entered into its current investment advisory agreement and related expense limitation agreement with each fund. The services provided by Wright and the rate at which the advisory fee is paid by each fund under the new agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the new agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. No change in any fund's portfolio manager or senior management at Wright occurred in connection with the merger.

The Winthrop Corporation, through its subsidiaries and affiliates, continues to engage primarily in investment management, administration and marketing. Wright furnishes each fund with investment advice and management services, as described below.

Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the funds, will furnish continuously an investment program with respect to the funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the funds investment advice and management services, office space, equipment, clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Wright organization to serve without salary as officers or Trustees. In return for these services, each fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the current Prospectus.

The Adviser, the Distributor and the funds have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Wright employees and certain other officers of the funds may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures. These Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission.

The following table sets forth the net assets of each fund at December 31, 2013, and the advisory fee paid by the funds during the fiscal years ended December 31, 2013, 2012, and 2011.

	Aggregate Net Assets at December 31, 2013	Advisory Fees Paid for the Fiscal Year Ended December 31
		2013	2012	2011
THE WRIGHT MANAGED EQUITY TRUST
WSBC	$40,203,962	$221,153	$205,973	$182,636
WMBC(1)	$17,691,669	$98,020	$107,547	$117,907
WIBC	$32,066,698	$251,239	$261,343	$338,656
THE WRIGHT MANAGED INCOME TRUST
WCIF(2)	$59,376,559	$320,217	$310,088	$218,859
WTRB(3)	$15,442,409	$79,635	$145,420	$138,549

(1) To enhance the net income of the fund, Wright waived advisory fees of $35,396, $32,399, and $8,681 for the years ended December 31, 2013, 2012 and 2011, respectively.

(2) To enhance the net income of the fund, Wright waived advisory fees of $4,071, $6,282, and $18,802 for the years ended December 31, 2013, 2012 and 2011, respectively.

(3) To enhance the net income of the fund, Wright waived advisory fees of $79,635, $67,952 and $50,988 for the years ended December 31, 2013, 2012 and 2011, respectively.

As of December 1, 2009, the Trusts engaged Wright to serve as the funds' administrator pursuant to a separate Administration Agreement. Pursuant to a Sub-Administration Agreement dated December 1, 2009, the administrator engaged Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services; "Atlantic") of Portland, ME as sub-administrator of the funds to perform such of the acts and services of the administrator as may be agreed upon between the administrator and sub-administrator. The following table sets forth the administration fee rates paid for the three fiscal years ended December 31, 2013.

	Fee Paid as a % of Average Daily Net Assets for the Fiscal Year Ended December 31, 2013	Administration Fees Paid by the Funds for the Fiscal Year Ended December 31
		2013	2012	2011
THE WRIGHT MANAGED EQUITY TRUST
WSBC	0.12%	$44,231	$41,195	$36,527
WMBC	0.12%	$19,604	$21,510	$23,582
WIBC	0.17%	$53,388	$55,535	$71,964

	Fee Paid as a % of Average Daily Net Assets for the Fiscal Year Ended December 31, 2013	Administration Fees Paid by the Funds for the Fiscal Year Ended December 31
		THE WRIGHT MANAGED INCOME TRUST
WCIF	0.09%	$64,044	$62,017	$43,773
WTRB	0.07%	$12,388	$22,621	$21,552

In addition to the fees payable to the service providers described herein, the funds are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For each fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators.

Each Investment Advisory Contract may be continued from year to year so long as such continuance after the initial two-year period is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the respective funds. The Administration Agreement may be continued from year to year so long as such continuance is approved annually by the vote of a majority of the Trustees. The agreement may be terminated at any time without penalty on sixty (60) days written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the affected fund, and will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust, under such agreement on the part of Wright, Wright will not be liable to the Trust for any loss incurred.

The portfolio managers responsible for the day-to-day management of each fund are: M. Anthony E. van Daalen for the Wright Current Income Fund and the Wright Total Return Bond Fund, and Amit S. Khandwala for the Wright International Blue Chip Equities Fund, the Wright Selected Blue Chip Equities Fund and the Wright Major Blue Chip Equities Fund. Each manager is a member of Wright's Investment Committee that controls the investment process. Each manager also has the responsibility for managing portfolios for other clients of the Adviser.

The table below shows the number of accounts each portfolio manager managed and the total assets in the accounts in each listed category at the end of December 2013. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of Accounts	Total Assets Mil$	Number of Accounts Paying a Performance Fee	Total Assets Paying a Performance Fee Mil$
WRIGHT CURRENT INCOME FUND
M. Anthony E. van Daalen

Registered Investment Companies	1	59.3	0	0
Other Accounts	0	0	0	0

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Amit S. Khandwala

Registered Investment Companies	1	32.1	0	0
Other Accounts	0	0	0	0

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Amit S. Khandwala

	Number of Accounts	Total Assets Mil$	Number of Accounts Paying a Performance Fee	Total Assets Paying a Performance Fee Mil$

Registered Investment Companies	1	17.7	0	0
Other Accounts	12	36.2	0	0

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Amit S. Khandwala

Registered Investment Companies	1	40.2	0	0
Other Accounts	6	7.7	0	0

WRIGHT TOTAL RETURN BOND FUND
M. Anthony E. van Daalen

Registered Investment Companies	1	15.4	0	0
Other Accounts	5	78.4	0	0

The following table shows the dollar range of shares of a fund beneficially owned by a portfolio manager of a fund and in all Wright Managed Investment Funds as of December 31, 2013:

Fund Name and Portfolio Manager	Dollar Range of Securities Owned in the Fund	Aggregate Dollar Range of Securities Owned in all Registered Funds in the Wright Managed Investment Funds
WSBC
Amit S. Khandwala	$10,001-50,000	$100,001-500,000

WMBC
Amit S. Khandwala	$10,001-50,000	$100,001-500,000

WIBC
Amit S. Khandwala	$50,001-100,000	$100,001-500,000

WCIF
M. Anthony E. van Daalen	$50,001-100,000	$100,001-500,000

WTRB
M. Anthony E. van Daalen	$10,001-50,000	$100,001-500,000

Conflicts of interest may arise in connection with the portfolio managers' management of a fund portfolio and the investments of other accounts for which the portfolio manager is responsible. An example may be in allocating management time and resources or due to differences in restrictions between the fund and other similar accounts. Whenever conflicts of interest arise, the portfolio manager will do his best to exercise discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure. The Adviser compensates its portfolio managers by paying a base salary and an annual performance-based bonus. They may also receive stock-based incentives. They receive other benefits, such as insurance, which are broadly available to all the Adviser's employees. Compensation of the investment professionals is generally reviewed on an annual basis.

The compensation of portfolio managers will include consideration of any additional responsibilities and the manager's performance in meeting them.

Proxy Voting Policy. The Board of Trustees of each Trust have adopted a Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the funds' Adviser and adopted the Adviser's Proxy Voting Policies and Procedures (the "Policies") which are described below. At each quarterly meeting of the Board, Wright shall submit a report describing any issues arising under the Policies since the last report to the Board and any proxy votes taken by Wright on behalf of the funds since the last report to the Board that were exceptions from the Policies, and the reasons for any such exceptions.

No less frequently than annually, Wright shall furnish the Board, and the Board shall consider, a written report identifying any recommended changes in the existing Policies, evolving industry practices and developments in applicable laws or regulations.

In the event that a potential conflict of interest arises between the funds' shareholders and Wright and its affiliates, directors, officers, and employees, the Chief Compliance Officer of Wright shall assess the materiality of such conflict. The Chief Compliance Officer of Wright shall perform this assessment on a proposal-by-proposal basis, and if a potential conflict is deemed to exist shall promptly report the matter to the Chief Executive Officer ("CEO") of Wright. The CEO of Wright shall determine whether a potential conflict exists and is authorized to resolve any such potential conflict in a manner that is in the collective best interests of the funds and Wright's other clients (excluding any client that may have a potential conflict). The CEO may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Policies, Wright may vote the proxy in accordance with the pre-determined policies and guidelines set forth in these Policies; provided that such pre-determined policies and guidelines involve little discretion on the part of Wright; (ii) Wright may engage an independent third-party to determine how the proxy should be voted; or (iii) Wright may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the persons(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Wright generally will vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Nevertheless, actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote. The Policies include voting guidelines on matters relating to, among other things, auditor independence, election of directors, executive compensation, corporate structure and anti-takeover measures. Wright may abstain from voting from time to time when it determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant, or that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For a copy of the Proxy Voting Policies and Procedures see Appendix B. Information on how the funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request by calling (800) 888-9471 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Disclosure of Portfolio Holdings and Related Information

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:// sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 888-9471.

In addition to the disclosure of complete portfolio holdings, a list of equity holdings grouped by industry at the end of each calendar quarter is published for each Equity Fund as soon as practicable after the end of the quarter. Initial publication is in the form of a "fact sheet" which is available on Wright's website. The listing does not include the amount or value of the holdings but does indicate the percentage that each industry represents in the portfolio.

The portfolio holdings of the funds and other information concerning portfolio characteristics may be considered material non-public information. The funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the funds. The funds or the Adviser may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Statement of Additional Information are (1) affiliated and unaffiliated service providers (including the Adviser, custodian administrator, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; (2) other persons who owe a fiduciary or other duty of trust or confidence to the funds (such as fund legal counsel and independent registered public accounting firms); or (3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the Adviser, proxy evaluation vendors, pricing services and translation services). The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. Such service providers are subject to duties of confidentiality arising under law or contract. The funds, the Adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the funds' portfolio holdings.

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made in accordance with the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to this Statement of Additional Information.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the funds to existing and prospective fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading fund shares and/or portfolio securities held by the funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the funds.

Custodian and Transfer Agent

Union Bank, N.A. ("Union Bank"), 350 California Street, San Francisco, CA 94101, acts as custodian for the funds. Union Bank has the custody of all cash and securities of the funds. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the funds.

Atlantic Fund Services, P.O. Box 588, Portland, ME 04112 is the funds' transfer agent. Atlantic also maintains the general ledgers as the fund accounting provider and computes the daily net asset value per share.

Independent Registered Public Accounting Firm

BBD, LLP is the Trusts' independent registered public accounting firm, providing audit and related services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

Brokerage Allocation

Wright places the portfolio security transactions for each fund, which in some cases may be affected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staffs.

This policy is consistent with a rule of the Financial Industry Regulatory Authority (FINRA), which rule provides that no firm which is a member of the Association may favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Under the Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

The Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

During the fiscal years ended December 31, 2013, 2012, and 2011, the Equity Funds paid the following aggregate brokerage commissions on portfolio transactions.

	2013	2012	2011
WSBC	$67,823	$50,896	$64,664
WMBC	$14,684	$21,129	$42,929
WIBC	$15,564	$19,358	$17,907

It is expected that purchases and sales of portfolio investments by the Income Funds will be with the issuers or with major dealers in debt instruments acting as principal, and that the funds will normally pay no brokerage commissions. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. During the fiscal years ended December 31, 2013, 2012, and 2011, none of the Income Funds paid brokerage commissions.

Pricing of Shares

For a description of how the funds value their Shares, see "Information About Your Account - How the Funds Value their Shares" in the funds' current Prospectus. The funds value securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

The funds will not price securities on the following national holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Portfolio Turnover

The frequency of portfolio transactions of the funds (the portfolio turnover rate) will vary from year to year depending on many factors. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the funds and a possible increase in short-term capital gains or losses.

Principal Underwriter

Each Trust has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") on behalf of its funds with respect to each fund's shares. Each Plan was initially approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interests in the operation of the Trust's Plan (the "12b-1 Trustees") and most recently amended with the approval of the Trustees, including a majority of the independent Trustees, and each fund's shareholders on January 22, 1997. Each Trust's Plan specifically authorizes each fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its shares. The expenses of such activities are limited to 0.25% per annum of each fund's average daily net assets attributable to the shares. Payments under the Plan are reflected as an expense in each fund's financial statements.

Each Trust has entered into a distribution contract on behalf of its funds with respect to the funds' shares with its principal underwriter, WISDI, 440 Wheelers Farms Road, Milford, CT 06461, a wholly owned subsidiary of The Winthrop Corporation, providing for WISDI to act as a separate distributor of each fund's shares.

Each fund will pay 0.25% of its average daily net assets attributable to Standard Shares, to WISDI for distribution activities on behalf of the fund in connection with the sale of its shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including allocable overhead, telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of shares of the fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed on shares by each Trust's Plan, a fund may pay separately for expenses of activities primarily intended to result in the sale of the fund's shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President, Chief Executive Officer and a Trustee of each Trust and Chief Executive Officer and a Director of Wright and The Winthrop Corporation, is a Director of WISDI.

It is the opinion of the Trustees and officers of each Trust that the following are not expenses primarily intended to result in the sale of shares issued by any fund: fees and expenses of registering shares of the fund under federal or state laws regulating the sale of securities and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of shares issued by a fund, they will be considered to be expenses contemplated by and included in the Plan but not subject to the 0.25% per annum limitation described herein.

Under each Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 2013, it is estimated that WISDI spent approximately the following amounts on behalf of The Wright Managed Investment Funds, including the funds in the Trusts:

WISDI Financial Summaries for the Year 2013

FUNDS	Promotional	Printing & Mailing Prospectuses	Travel & Entertainment	Commissions & Service Fees	Administration & Other	TOTAL

THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund (WSBC)	$0	$6,028	$10,186	$59,286	$8,325	$83,825
Wright Major Blue Chip Equities Fund (WMBC)	$0	$0	$0	$0	$0	$0
Wright International Blue Chip Equities Fund(WIBC)	$0	$2,250	$3,802	$22,136	$150	$28,339

THE WRIGHT MANAGED INCOME TRUST
Wright Current Income Fund (WCIF)	$0	$0	$0	$0	$0	$0
Wright Total Return Bond Fund (WTRB)	$0	$0	$0	$0	$0	$0

The following table shows the distribution expenses allowable to WISDI and paid by each fund during the year ended December 31, 2013.

	Distribution Expenses Allowable	Distribution Expenses Paid by Fund	Distribution Expenses Paid As a % of Fund's Average Net Assets		Distribution Expenses Allowable	Distribution Expenses Paid By Fund	Distribution Expenses Paid As a % of Fund's Average Net Assets
THE WRIGHT MANAGED EQUITY TRUST				THE WRIGHT MANAGED INCOME TRUST
WSBC	$92,147	$83,825	0.23%	WCIF	$177,897	-	0.00%
WMBC	$40,842	-	0.00%	WTRB	$44,241	-	0.00%
WIBC	$78,512	$28,339	0.09%

Under its terms, each Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the 12b-1 Trustees. Each Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. Each Trust's Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities. If a Plan is terminated, the respective fund would stop paying the distribution fee and the Trustees would consider other methods of financing the distribution of the fund's shares. So long as a Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not such interested persons. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and the holders of shares.

Service Plans

The Service Plans were adopted on behalf of the funds by the Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Trust's Service Plan (the "Plan Trustees"), on January 22, 1997, and will continue in effect from year to year, provided such continuance is approved annually by a vote of the respective Trust's Trustees, including a majority of the Plan Trustees. Each Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the appropriate Trust who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the funds in each respective Trust and each fund's shareholders.

For the fiscal year ended December 31, 2013, the funds did not accrue or pay any service fees.

Taxes

Each fund is treated as a separate entity for accounting and tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a fund did not qualify as a regulated investment company, but were eligible for statutory relief, the fund might be required to pay penalty taxes and/or to dispose of certain assets in order to continue to qualify as a regulated investment company. If a fund were not eligible for such relief or were not to choose to avail itself of such relief, the fund would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level. In order to qualify for the favorable taxation as a regulated investment company for any taxable year, each fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders.

Each fund also will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain other distribution requirements with respect to each calendar year. Each fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships [other than qualified publicly traded partnerships] or trusts) will generally pass through to the fund. Consequently, the funds may be required to limit their equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Any dividend declared by a fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax)

during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions of the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

As of December 31, 2013, the following funds had capital loss carryforwards, as determined for federal income tax purposes, of $3,708,193 for WMBC which expire in 2017, $51,755,977 for WIBC which expire between 2016 and 2017, $160,341 for WCIF which expire in 2015 and $1,438,598 for WTRB which expire between 2014 and 2017. These loss carryforwards will reduce the applicable fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that fund of liability for federal income tax. Capital loss carryforwards of a fund attributable to taxable years of the fund commencing on or after December 23, 2010 now may be carried forward indefinitely to offset future capital gains of the fund. Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of a fund beginning before December 23, 2010 may not be used to offset the fund's future capital gains until all net capital losses incurred in taxable years of the fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain capital loss carryforwards attributable to taxable years of a fund beginning before December 23, 2010 may expire unutilized.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carry overs with expiration dates. Therefore, it is possible that all or a portion of a fund's pre-effective capital loss carry overs could expire unused. In addition to the amounts noted above, WCIF has a short term capital loss carry over with no expiration date of $1,610,948 and long term capital loss carry over with no expiration date of $1,219,581.

Dividends received by WSBC and WMBC from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by such fund (except for capital gain dividends received from a fund) may be eligible for the 70% dividends received deduction generally available to corporations under the Code. Any dividends received deduction with respect to qualifying dividends received from WSBC or WMBC will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if the shares are deemed to have been held for less than the required holding period, generally 46 days, which must be satisfied over a prescribed period immediately before and after the shares become ex-dividend. In particular cases, receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or, for "extraordinary dividends," reduction of the tax basis (possibly requiring current recognition of income to the extent such basis would otherwise be reduced below zero) of the corporate shareholder's shares. Dividends received from all funds other than WSBC or WMBC generally are not expected to qualify for such dividends received deduction.

A fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. All funds other than WIBC do not expect to satisfy the requirements for passing through to shareholders their pro rata shares of qualified foreign taxes paid by any fund, with the result that the shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. Section 988 of the Code may cause certain foreign exchange gains and losses realized by a fund to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If more than 50% of WIBC's total assets at the close of any taxable year consist of stock or securities of foreign corporations, WIBC may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If WIBC makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by WIBC (not in excess of the tax actually owed by WIBC) in computing their income subject to federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if WIBC makes the election described above.

If WIBC makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his taxable income. For this purpose, long-term and short-term capital gains realized and distributed to shareholders by WIBC generally will not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by WIBC that is deemed under the Code to be U.S. source income in the hands of WIBC. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and related foreign taxes. As a result of these rules, which may have different effects depending on each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by WIBC. Shareholders who are not liable for federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If WIBC does make the election, it will provide required tax information to shareholders.

If a fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock of such companies, even if all income or gain actually received by the fund is timely distributed to shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. A fund may limit and/or manage its holdings in such foreign companies to limit its tax liability or maximize its return from these investments.

WIBC's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to WIBC, defer fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of WIBC's distributions to shareholders.

If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if such fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, such fund also must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify for the tax treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each such fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

An Equity Fund may follow the tax accounting practice known as equalization, which may affect the amount, timing and character of its distributions to shareholders.

Redemptions (including exchanges) and other dispositions of fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of fund shares is properly treated as a sale for tax purposes, as this discussion assumes. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized upon the redemption, exchange or other sale of shares of a fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains reported as capital gain dividends with respect to such shares. In addition, effective for taxable years beginning on or after January 1, 2013, capital gains recognized from redemptions of fund shares generally will be included in the calculation of "net investment income" for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed further below. All or a portion of a loss realized upon the redemption, exchange or other sale of fund shares may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the funds, to report to the Internal Revenue Service ("IRS") and shareholders the "cost basis" of shares acquired by shareholders on or after January 1, 2012 ("covered shares") that are redeemed, exchanged or otherwise sold on or after such date. In addition, pursuant to these rules, funds now are required to report to the IRS and to shareholders whether covered shares that are sold have a short-term (one year or less) or long-term (more than one year) holding period. These new requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if a shareholder is a C corporation, unless a fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the fund will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder's account.

If a shareholder purchases fund shares directly from us on or after January 1, 2012, the cost basis for such shares will be calculated using the funds' default method of first in first out, unless the shareholder notifies the fund that the shareholder elects to use a different permissible cost basis method. If a shareholder wants to elect to use the average cost basis method for covered shares, the shareholder must notify the fund in writing (which may be done electronically) of such election. If the shareholder wishes to elect a different acceptable cost basis method (e.g., a specific identification method other than first in first out), the shareholder may notify the fund of the election either verbally or in writing. An election of a cost basis method may not be changed with respect to a redemption of covered shares after the settlement date of the redemption.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by a fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance shareholders of a registered investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Unless shareholders specify otherwise, all distributions from a fund will be automatically reinvested in additional full and fractional shares of the same fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares. Dividends from investment company taxable income are taxable either as ordinary income or, if certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a 15% maximum U.S. federal income tax rate for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly/$225,000 for married shareholders filing separately) and 20% for those shareholders with taxable income exceeding those respective amounts. Distributions from net capital gain, if any, that are reported to you as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares. Dividend distributions to individual shareholders may qualify for such reduced maximum U.S. federal income tax rates to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a fund from passive foreign investment companies will not qualify for the reduced maximum U.S. federal income tax rates applicable to qualified dividend income.

Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% federal tax rate for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly/$225,000 for married shareholders filing separately) and 20% for those shareholders with taxable income exceeding those respective amounts on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed on the previous page. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Also, effective for taxable years beginning on or after January 1, 2013, a new Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends (including capital gain dividends) and capital gains recognized from the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally will be exceeded if a single individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a fund may in its sole discretion provide relevant information to shareholders.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of fund shares was debt financed or (2) the fund recognizes certain "excess inclusion income" derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the fund exceeds the fund's investment company taxable income (after taking into account the deductions for dividends paid by the fund). Furthermore, if fund shares are held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Federal law may require that each fund withhold (as "backup withholding") at a rate of 28% for amounts paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The funds may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address special tax rules that may be applicable to particular types of investors, such as IRAs and other retirement plan accounts, as well as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a nonresident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for certain taxable years of the fund, provided that the fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 28% on certain other payments from the fund. While none of the funds expects its shares will constitute U.S. real property interests, if a fund's direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of fund shares just prior to a distribution and reacquires fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the fund's shares at all times within such one-year period, any such distribution by the fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act ("FATCA"), the Funds may be required to withhold 30% from payments of dividends and gross redemption proceeds by a Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by a Fund on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Financial Statements

The audited financial statements of, and the independent registered public accounting firm's report for the funds appear in the funds' most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the funds' annual report accompanies this Statement of Additional Information.

The Wright Managed Equity Trust incorporates by reference the audited financial information for its funds for the fiscal year ended December 31, 2013, as previously filed electronically with the SEC on February 28, 2014. (Accession Number 0001435109-14-000176). The Wright Managed Income Trust incorporates by reference the audited financial information for its funds for the fiscal year ended December 31, 2013 as previously filed electronically with the SEC on February 28, 2014. (Accession Number 0001435109-14-000179).

APPENDIX A - Description of Securities Ratings

Wright Quality Ratings

Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

Each rating is based on individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and (3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent, C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

Equity Securities

Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

Growth per common share of the corporation's equity capital, earnings, cash earnings, dividends, assets, and sales -- rather than the corporation's overall growth of dollar sales and income.

These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that the Wright Investment Committee must review and accept each rating. At the discretion of the Investment Committee, a computed rating may be changed to reflect relevant corporate factors.

Debt Securities

Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of: (a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 and P-1 Commercial Paper Ratings by S&P, Fitch and Moody's

A Commercial Paper Rating by S&P or Fitch is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

'A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The "A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P or Fitch by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

•Leading market positions in well-established industries.

•High rates of return on funds employed.

•Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•Well-established access to a range of financial markets and assured sources of alternate liquidity.

Bond Ratings

In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the three major rating companies, Moody's, S&P and Fitch. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P and Fitch use a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of S&P and Fitch (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Bonds in the lowest investment grade category (BBB) may have speculative characteristics.

Bonds rated A by S&P and Fitch have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher- rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

Note Ratings

In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's, S&P or Fitch. Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad- based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Fitch's top ratings for municipal short-term notes are F1 and F2. Notes designated as F1 have the highest short-term credit quality and this rating indicates the strongest intrinsic capacity for timely payment of financial commitments. An F2 designation indicates a good intrinsic capacity for timely payment of financial commitments.

Appendix B - Proxy Voting Policy

Introduction and Definitions

Wright's authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and may sometimes be inferred from governmental regulations. Wright believes its Proxy Voting Policies and Procedures comply with the requirements of the Securities and Exchange Commission ("SEC") governing advisers, and reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

"Board" shall mean the Board of Directors of Wright Investors' Service, Inc.
"Wright" shall mean Wright Investors' Service, Inc.

1.	Statements of Policies and Procedures
	A.	Policy Statement
The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright's equity selection for portfolios is determined by a series of quality screens, which measure both current and long term financial strength, profitability, stability and growth of a company. This reflects a basic investment criterion that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principle and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part 3 of these Proxy Voting Policies and Procedures.
	B.	Administration and Conflicts of Interest
Wright's Compliance Officer ("CO") reviews the Proxy Issues in this Policy and reviews any proposal that may differ significantly. The CO may delegate the voting of each proxy to an Administrative Officer of Wright but will maintain the reporting responsibility to the regulatory authorities and the oversight of the voting of the proposals. The CO will assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the CO determines that a potential conflict may exist, the CO shall promptly report the matter to the Chief Executive Officer of Wright ("CEO"). The CEO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CEO may resolve a potential conflict in any of the following manners:
If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

We may engage an independent third-party to determine how the proxy should be voted; or
We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C.	Limitations on Our Responsibilities
	1.	Responsibility
We are responsible for voting proxies related to securities held by certain mutual funds and certain other clients for which we serve as the investment adviser.
	2.	Limited Value
We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.
	3.	Unjustifiable Costs
We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.
	4.	Special Client Considerations
Mutual funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions and guidelines communicated to us in writing.
ERISA accounts. With respect to ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
	5.	Client Direction
Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these proxy voting policies and procedures. Subject to ERISA restrictions, we will follow such written direction for proxies received after our receipt of such written direction.
	6.	Blocking
In countries where "share blocking" is practiced or shares are required to be re-registered, we do not vote since voting would restrict our ability to manage the portfolio. Share blocking occurs when shareholders are not able to trade within a given period of time on or around the shareholder meeting date.

	D.	Disclosure
A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their Client Service Officer or the Compliance Officer to make such a request.
	E.	Review and Changes
We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client (as is the case with our mutual fund clients), these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their Client Service Officer.
	F.	Delegation
We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures. At present, Wright votes all proxies. We utilize third parties for record keeping only.
	G.	Maintenance of Records
Specific records are required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act. In addition, we will make and maintain such special reports as our mutual fund clients require in writing.
3.	Proxy Issues
The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Section 1.A. of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright normally votes "routine business matters" in favor of management. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.
Wright does not intend these policy guidelines to be exhaustive since there are many different individual issues that appear on ballots. The following proposals represent some of the most frequently encountered by Wright over the last few years.
Auditor Independence Proposals requiring that the independent auditor provide only audit services and no other services will be reviewed on a case-by-case basis.
Classified/Staggered Term Boards Wright believes that boards should not be classified. Staggered boards reduce shareholders' ability to influence corporate policy. Shareholders need to understand, however, that a declassified board (all members are elected annually) may make a hostile takeover easier.
Confidential Voting by Shareholders Wright is in favor of confidential voting, which provides some protection to shareholders from lobbying efforts by management and other interest groups.

Environmental Issues - Adoption of "Ceres" or "Valdez Principles" Wright believes that companies have an obligation to operate in a manner that safeguards the environment as well as the health and safety of their employees and the public. However, in the best interests of the shareholders' investment, Wright believes that, excepting emergency situations, environmental demands should be made in a cost-effective manner.
Equal Access We agree that shareholders should have equal access to management's proxy material in order to evaluate proxy proposals and director nominees.
Equal Opportunity/Affirmative Action Reports Wright supports policies that promote the hiring and advancement of people without regard to race, color, sex, sexual orientation, age, religion, national origin or disability. U.S. corporations are required to comply with a variety of federal and state fair employment and civil rights laws. They also prepare and file reports required by government agencies that monitor their performance in this area. Corporations with operations overseas also have to meet employment requirements and file reports to foreign governments. We believe that shareholder requests for special reports on this issue would merely add an extra corporate burden in terms of cost and time without significantly changing existing employment policies.
Executive Compensation Wright agrees with the concept of tying key executive compensation to the performance of the company relative to its peer group. In fact, many corporate executive compensation programs already tie compensation to long and short term performance criteria.
Wright normally votes against proposals advocating strict salary caps, however, because they are simplistic and arbitrary in their approach to the complex issues involved in executive compensation. Putting an arbitrary cap on executive pay for an individual company could severely limit that company's ability to attract, retain and motivate talented individuals relative to their peers at competing companies that are not limited by salary caps.
Golden Parachutes Wright believes that severance packages should be tied to the company's performance while the executive was in office. We also support the proposals that require shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executive's base salary plus bonus.
Greenmail Since the payment of greenmail generally favors one group of shareholders over another, Wright is opposed to greenmail proposals.
Independent Directors Wright supports proposals for a majority of independent directors. Wright also supports proposals that Nominating, Compensation and Audit committees be made up of a majority of independent directors. Wright believes that Outside Director compensation should include direct stock ownership.
International Labor Standards and Human Rights Wright supports proposals calling for companies to adopt codes or policies based on the principles of the International Labor Organization's Fundamental Convention, This includes freedom of association, the abolition of forced labor and the elimination of child labor. This support includes proposals for adoption of the MacBride principles applying to Northern Ireland.
Poison Pills and Other Anti-Takeover Measures Such proposals must be evaluated on a case-by-case basis. Shareholders' interests are not best served, in Wright's opinion, by provisions so restrictive as to discourage legitimate take-over offers that result in management retrenchment. On the other hand, provisions that provide for the fair treatment of all shareholders and seek to maximize shareholder value by encouraging would-be acquirers to negotiate with the board may be in the best interest of the shareholders. Wright believes that such plans should be approved by shareholder vote and subsequent periodic vote.
Shareholder Right to Call Special Meetings Wright is in favor of shareholders having rights, within reason, to call special meetings for matters of importance.

Stock Options Wright supports proposals that future stock options to senior executives be performance-based. Most proposals link the exercise price to an index or an industry peer group, so that the options have value only to the extent that the company's stock price performance exceeds the index or peer group performance.
Super Majority Voting Requirements Wright supports proposals to lower the requirement of a super majority vote.